CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

                CREDIT SUISSE TRUST - GLOBAL SMALL CAP PORTFOLIO

                              466 Lexington Avenue
                          New York, New York 10017-3140


                             YOUR VOTE IS IMPORTANT


Dear Shareholder:

                  We are writing to you to solicit your votes with regard to your approval of the Japanese affiliate of Credit Suisse Asset Management, LLC ("CSAM") -- Credit Suisse Asset Management Limited ("CSAM Japan")-- as sub-investment adviser to your fund.

                  The governing Board of Directors or Trustees, as the case may be (the "Board"), of each fund listed above (each, a "Fund" and together, the "Funds") has recently reviewed and unanimously endorsed a proposal to retain CSAM Japan as sub-investment adviser to the Credit Suisse Global Small Cap Fund, Inc., (the "Global Fund") and the Global Small Cap Portfolio of Credit Suisse Trust (the "Global Portfolio," together with the Global Fund, the "Global Small Cap Portfolios"). We are pleased to invite you to attend a Special Meeting of Shareholders (the "Meeting") to consider the approval of a sub-investment advisory agreement with CSAM Japan.

                  Each Fund's Board and CSAM, the investment adviser to the Global Small Cap Portfolios, believes that the retention of CSAM Japan is in the best interest of shareholders. The governing Board of each Fund has determined that retention of CSAM Japan will enable each Global Small Cap Portfolio to capitalize on that firm's investment expertise. SINCE THE SUB-ADVISORY FEES FOR CSAM JAPAN WILL BE PAID BY CSAM, THE PROPOSAL WILL NOT RESULT IN ANY INCREASE OF THE FEES OR EXPENSES OTHERWISE INCURRED BY SHAREHOLDERs.

                  The costs associated with this proxy are being paid for by CSAM and its affiliates and not by either Global Small Cap Portfolio or shareholder.

                  THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

                  Detailed information about the proposal may be found in the attached Joint Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of either Global Small Cap Portfolio at the close of business on December 2, 2005. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                  For both Global Small Cap Portfolios, if you prefer, you can fax the proxy card to [CONTACT], Attn: [NAME], at [NUMBER]. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling [NUMBER] between the hours of [***] and [***] (Eastern time) or through the Internet using the Internet address located on your proxy card.

                  Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When a Global Small Cap Portfolio records proxies by telephone or through the Internet, it will use reasonable procedures designed to: (i) authenticate shareholders' identities,
(ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

                  Whichever voting method you use, please read the full text of the Joint Proxy Statement before you vote.

                  If you have any questions regarding the proposal, please feel free to call [CONTACT] at [NUMBER].

       IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                  Respectfully,


                                  /s/ Steven Plump
                                  Steven Plump
                                  Chief Executive Officer of each Fund

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


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

                  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           Registration                            Valid Signatures
           ------------                            ----------------

           Corporate Accounts

           (1)  ABC Corp.........................  ABC Corp.
           (2)  ABC Corp.........................  John Doe, Treasurer
           (3)  ABC Corp
                c/o John Doe, Treasurer..........  John Doe
           (4)  ABC Corp. Profit Sharing Plan....  John Doe, Trustee

           Trust Accounts

           (1)  ABC Trust........................  Jane B. Doe, Trustee
           (2)  Jane B. Doe, Trustee
                u/t/d 12/28/78...................  Jane B. Doe

           Custodial or Estate Accounts

           (1)  John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA....  John B. Smith
           (2)  John B. Smith....................  John B. Smith, Jr., Executor

                    CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

                CREDIT SUISSE TRUST - GLOBAL SMALL CAP PORTFOLIO

                              466 Lexington Avenue
                          New York, New York 10017-3140

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on February 3, 2006

Dear Shareholders:

                  Please take notice that a Special Meeting of Shareholders of each fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly on February 3, 2006, at 3:00 p.m., Eastern Time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3140, for the following purpose:

                  PROPOSAL: To approve a Sub-Investment Advisory Agreement with Credit Suisse Asset Management Limited ("CSAM Japan").

                  The Board of Directors or Trustees, as the case may be, of each Fund unanimously recommends that shareholders vote in favor of the proposal.

                  Holders of record shares of Credit Suisse Global Small Cap Fund, Inc. and Global Small Cap Portfolio of the Credit Suisse Trust (collectively, the "Global Small Cap Portfolios") at the close of business on December 2, 2005 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof. As a convenience to shareholders, you can now vote in any of five ways:

     o    By mail, with the enclosed proxy card(s);

     o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to [CONTACT], the Global Small Cap Portfolios' proxy solicitor, at [NUMBER];

     o By faxing the enclosed proxy card to [CONTACT], Attn: [NAME], at [NUMBER];

     o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

     o    In person at the Special Meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                  If you have any questions regarding the proposal, please feel free to call [CONTACT] at [NUMBER].

                                         By Order of the Board of Directors,




                                         /s/ Steven Plump
                                         Steven Plump
                                         Chief Executive Officer of each Fund



       YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE
                        EXPENSE OF FURTHER SOLICITATION.

                    CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

                CREDIT SUISSE TRUST - GLOBAL SMALL CAP PORTFOLIO

                              466 Lexington Avenue
                          New York, New York 10017-3140

                                -----------------

                              JOINT PROXY STATEMENT

                                -----------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                February 3, 2006
             -------------------------------------------------------

                  This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board"), of each of the funds listed above (each a "Fund" and, collectively, the "Funds") for use at the Special Meeting of Shareholders of each Fund, to be held jointly at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3140, on February 3, 2006, at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting").

                  This Joint Proxy Statement, Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about December 9, 2005 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3140) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the Proposal referred to in this Joint Proxy Statement.

                  The presence at a Special Meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Global Small Cap Portfolio of Credit Suisse Trust ("Global Portfolio") and one-third of the shares entitled to be cast, regardless of series, of Credit Suisse Global Small Cap Fund, Inc. ("Global Fund," together with the Global Portfolio, the "Global Small Cap Portfolios") shall be necessary and sufficient to constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained at a Special Meeting with respect to one or both of the Global Small Cap Portfolios, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Global Small Cap Portfolio in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Global Small Cap Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for the

Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                  For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of votes AGAINST the Proposal for purposes of tabulating votes necessary for the Proposal's approval.

                  APPROVAL OF THE PROPOSAL FOR EACH GLOBAL SMALL CAP PORTFOLIO WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THAT GLOBAL SMALL CAP PORTFOLIO ("MAJORITY VOTE"). "MAJORITY VOTE" FOR PURPOSES OF THIS JOINT PROXY STATEMENT, AND UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), MEANS THE LESSER OF (I) 67% OF THE SHARES REPRESENTED AT A MEETING AT WHICH MORE THAN 50% OF THE OUTSTANDING SHARES OF A CONCERNED GLOBAL SMALL CAP PORTFOLIO ARE REPRESENTED OR (II) MORE THAN 50% OF THE OUTSTANDING SHARES OF A CONCERNED GLOBAL SMALL CAP PORTFOLIO. EACH GLOBAL SMALL CAP PORTFOLIO WILL CONSIDER THE APPROVAL OF THE PROPOSAL SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE GLOBAL SMALL CAP PORTFOLIO OF THE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THE OTHER GLOBAL SMALL CAP PORTFOLIO OF THE PROPOSAL.

                  The Global Portfolio offers its shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and tax qualified pension and retirement plans. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in the Global Portfolio as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of the Global Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposal for the Global Portfolio. Unmarked voting instructions will be voted in favor of the Proposal.

                  Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. Shareholders of each Global Small Cap Portfolio will vote in the aggregate without regard to class. As of December 2, 2005 (the "Record Date"), the Global Small Cap Portfolios had the following number of outstanding shares:

-------------------------------------- ---------------------------------------
          CREDIT SUISSE FUND                  NUMBER OF OUTSTANDING SHARES
-------------------------------------- ---------------------------------------
Global Fund                                        [CSAM to provide]
-------------------------------------- ---------------------------------------
Global Portfolio                                   [CSAM to provide]
-------------------------------------- ---------------------------------------

                  The persons who owned more than 5% of either Global Small Cap Portfolio's outstanding shares as of the Record Date, to the knowledge of the Global Small Cap Portfolios, are set forth in APPENDIX A hereto.

                  The security ownership of management of the Global Fund is set forth in APPENDIX B hereto. Appendix B sets forth the number of shares of the Global Fund beneficially owned by directors and executive officers of the Global Fund. Directors and executive officers have no beneficial ownership in the Global Portfolio.

                  Each Global Small Cap Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR EACH GLOBAL SMALL CAP PORTFOLIO AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MASSACHUSETTS 02205-5030.

                                    PROPOSAL

                  APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

                  The shareholders of each Global Small Cap Portfolio will be asked at the Special Meeting to approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among each Global Small Cap Portfolio, Credit Suisse Asset Management, LLC ("CSAM") and CSAM's Japanese affiliate, which is named Credit Suisse Asset Management Limited ("CSAM Japan" or the "Subadviser"). The Sub-Advisory Agreement was unanimously approved by the Board of each Fund, including all of the Directors or Trustees, as the case may be (the "Directors"), who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Independent Directors") at meetings held on November 16, 2005.

                  At the meetings CSAM, as investment adviser to each Global Small Cap Portfolio, recommended to the Boards that each Global Small Cap Portfolio retain CSAM Japan as sub-investment adviser and that pursuant to the proposed Sub-Advisory Agreement, CSAM (and not either Global Small Cap Portfolio) pay CSAM Japan a sub-advisory fee equal to 10% of the advisory fee (after waivers and reimbursements) paid by each Global Small Cap Portfolio to CSAM. Thus, the retention of CSAM Japan will not increase the fees or expenses otherwise incurred by a Global Small Cap Portfolio's shareholders. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM Japan.

                  The Sub-Advisory Agreement for each Global Small Cap Portfolio as approved by each Board is now being submitted for approval by the shareholders of each Global Small Cap Portfolio. If it is approved by a Majority Vote of the outstanding shares of a Global Small Cap Portfolio, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of that Global Small Cap Portfolio, and also, in either event, approval by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. If the shareholders of a Global Small Cap Portfolio should fail to approve the Sub-Advisory Agreement, the Board of that Global Small Cap Portfolio shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

                  A form of the Sub-Advisory Agreement to be used for each Global Small Cap Portfolio is attached hereto as APPENDIX C.

                  CSAM's principal office is located at 466 Lexington Avenue, New York, New York 10017-3140, and CSAM Japan's principal office is located at Izumi Garden Tower, Level 27, 1-6-1, Roppongi, Minato-ku, Tokyo 106-6024 Japan.

                  AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAID TO CSAM JAPAN PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM

JAPAN WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A GLOBAL SMALL CAP PORTFOLIO'S SHAREHOLDERS.

                  EACH GLOBAL SMALL CAP PORTFOLIO WILL CONSIDER THE APPROVAL OF THE PROPOSAL SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE GLOBAL SMALL CAP PORTFOLIO OF THE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THE OTHER GLOBAL SMALL CAP PORTFOLIO OF THE PROPOSAL.

BOARD EVALUATION AND RECOMMENDATION

                  In approving the Sub-Investment Advisory Agreements with CSAM Japan, the Boards of Directors of the Funds, including all of the Independent Directors, considered the following factors with respect to each Global Small Cap Portfolio:

                  Sub-Investment Advisory Fee Rate

         The Boards noted that the compensation to be paid to CSAM Japan is paid by CSAM, not the Global Small Cap Portfolios, and, accordingly, that the retention of CSAM Japan will not increase the fees or expenses otherwise incurred by each Global Small Cap Portfolio's shareholders.

                  See APPENDIX D to this Proxy Statement for a list of those investment companies that CSAM Japan advises or sub-advises that have investment objectives similar to those of the Global Small Cap Portfolios, together with information regarding the fees charged to those companies.

                  Nature, Extent and Quality of the Services under the Sub-Advisory Agreements

         The Boards received and considered information regarding the nature, extent and quality of services to be provided to the Global Small Cap Portfolios by CSAM Japan under the Sub-Advisory Agreements. The Board was aware that a specific portion of each Global Small Cap Portfolio's assets was not being designated for CSAM Japan to manage and that the portion of portfolio assets related to research and recommendations by CSAM Japan would vary depending on global investment opportunities. The Boards reviewed background information about CSAM Japan, including its Form ADV. The Boards considered the background and experience of CSAM Japan's senior management and the expertise of, and the amount of attention to be given to the Global Small Cap Portfolios by, senior personnel of CSAM Japan. The Boards also considered the particular expertise of CSAM Japan in analyzing and researching the types of Japanese investments which the Global Small Cap Portfolios are authorized to make. In addition, the Boards reviewed the qualifications, background and responsibilities of the CSAM Japan portfolio management team to be primarily involved in providing investment analyses and recommendations to CSAM for the Global Small Cap Portfolios and the extent of the resources to be devoted to research and analysis of actual and potential investments. The Boards also received and considered information about the nature, extent and quality of services and fee rates offered to other CSAM Japan clients for comparable services.

                  The Boards were aware that, effective December 3, 2004, the sub-advisory agreements with CSAM Japan for the Global Small Cap Portfolios that had been in place for two years, seven months, terminated. That arrangement was terminated because CSAM had not been utilizing the services available at CSAM Japan. Subsequent to 2004, CSAM Japan's investment advisory capabilities have expanded, with additional personnel having been added, thus increasing the depth of research and advisory resources. As a result, CSAM expects that CSAM Japan will make a valuable contribution as a sub-adviser to the Global Small Cap Portfolios.

                  Following the termination of CSAM Japan, CSAM retained all fees previously payable to CSAM Japan under the sub-advisory agreements with CSAM Japan. More information about CSAM Japan can be found under "Information" about CSAM Japan below.

         In approving the Sub-Advisory Agreements, the Boards also considered the benefits to the Global Small Cap Portfolios of retaining CSAM Japan given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM Japan enables the Global Small Cap Portfolios to have regular on-the-ground access to information about Japanese companies and Japanese securities markets from which investment opportunities could be sought and enhances the ability of the Global Small Cap Portfolios to obtain best price and execution on trades in Japanese markets.

                  Global Small Cap Portfolio Performance

         The Boards noted they were familiar with the performance of other CSAM-advised funds sub-advised by CSAM Japan, including global funds that, like the Global Small Cap Portfolios, may from time to time, invest a portion of their assets in Japan.

                  CSAM Japan Profitability

         The Boards received and considered profitability estimates of the Global Small Cap Portfolios provided by CSAM Japan based on the anticipated fees payable under the Sub-Advisory Agreements and anticipated expenses related to providing sub-advisory services.

                  Economies of Scale

         The Boards did not take into account the extent to which economies of scale would be realized with respect to the Sub-Advisory Agreements because the fee each Global Small Cap Portfolio pays is to CSAM, and not to CSAM Japan, and the Boards have already considered Global Small Cap Portfolio-level economies of scale in approving the advisory contract with CSAM.

                  Other Benefits to CSAM Japan

         The Boards considered other benefits that may be received by CSAM Japan as a result of its relationship with the Global Small Cap Portfolios. Such benefits may include, among others, research arrangements with Japanese brokers who execute transactions on behalf of the Global Small Cap Portfolios.

                  Conclusions

         In selecting CSAM Japan as sub-adviser, and approving the Sub-Advisory Agreements and the fee under such Sub-Advisory Agreements, the Boards concluded that:

          o based on the advice of CSAM, adding CSAM Japan as a sub-advisor would benefit the Global Small Cap Portfolios by giving CSAM direct access to CSAM Japan's research and asset management expertise in Japanese equity markets.

          o the sub-advisory fee was considered reasonable recognizing that the compensation to be paid to CSAM Japan is to be paid by CSAM, not the Global Small Cap Portfolios.

          o the Boards were satisfied with the nature and extent of the sub-investment advisory services that would be provided to the Global Small Cap Portfolios by CSAM Japan.

          o based on dialogue with CSAM portfolio managers, CSAM Japan's performance in providing sub-advisory services to other Credit Suisse global equity funds was satisfactory.

          o in light of the expected costs of providing investment advisory and other services to the Global Small Cap Portfolios, the profits and other ancillary benefits that CSAM Japan may be expected to receive were considered reasonable.

          o CSAM Japan's anticipated profitability based on fees payable under the Sub-Advisory Agreements was reasonable in the light of the nature, extent and quality of the services to be provided to the Global Small Cap Portfolios.

         No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve the Sub-Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process

                  In addition, the Board took into account the lack of any anticipated adverse impact to a Global Small Cap Portfolio as a result of the Sub-Advisory Agreements, particularly that THE COMPENSATION PAID TO THE CSAM SUB-ADVISERS WILL BE PAID BY CSAM AND, ACCORDINGLY, THAT THE RETENTION OF THE CSAM SUB-ADVISERS WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A GLOBAL SMALL CAP PORTFOLIO'S SHAREHOLDERS.

BACKGROUND INFORMATION REGARDING THE GLOBAL SMALL CAP PORTFOLIOS

                  Each Global Small Cap Portfolio invests primarily in foreign equity securities, as described more fully in each Global Small Cap Portfolio's prospectus(es).

                  Currently, Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM and State Street Bank and Trust Company ("State Street") serve as co-administrators to each of the Global Small Cap Portfolios. CSAMSI's address is 466 Lexington Avenue, New York, New York 10017-3140. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. State Street also serves as custodian for the U.S. assets and non-U.S. assets for each of the Global Small Cap Portfolios. CSAMSI is the distributor of the shares of the Global Small Cap Portfolios. THESE SERVICE AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED SUB-ADVISORY AGREEMENT.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Global Small Cap Portfolio pursuant to a written advisory agreement between CSAM and the Global Small Cap Portfolio. CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $1,089.4 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and high net worth clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, alternative assets, financial advisory services, investment research and asset management. CSFB operates in more than 69 locations across more than 33 countries on five continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland. As of September 30, 2005, CSAM employed 1,931 people worldwide and had global assets under management of approximately $337.3 billion, with $23.3 billion under management in the U.S. CSAM has offices in 17 countries, including offices registered with the U.S. Securities and Exchange Commission (the "SEC") in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Guernsey, Hong Kong, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the SEC.

                  Pursuant to the Investment Advisory Agreements with CSAM related to each of the Global Small Cap Portfolios (the "Advisory Agreements"), subject to the supervision and direction of each Board, CSAM is responsible for managing each Global Small Cap Portfolio in accordance with the Global Small Cap Portfolio's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Global Small Cap Portfolio's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors or Trustees, as the case may be, who are affiliated persons of CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of a Global Small Cap Portfolio, will pay the sub-advisory fee to CSAM Japan. Each Global Small Cap Portfolio pays all other expenses incurred in its operations, including general administrative expenses.

                  The Global Portfolio's and Global Fund's amended and restated Advisory Agreements, each dated July 6, 1999, and amended and restated on February 21, 2005 and May 3, 2004, respectively, were last submitted to a vote of the shareholders on May 21, 1999 in connection with Credit Suisse's acquisition of Warburg Pincus Asset Management Inc.

                  As compensation for its services to the Global Small Cap Portfolios, CSAM receives compensation as a percentage of the average daily net assets of each Fund. CSAM's Investment Advisory Fee as to each Global Small Cap Portfolio is 1.25% (as a percentage of average net assets). The total compensation paid to CSAM by the Global Fund for the fiscal year ending October 31, 2005 (after waivers and reimbursements) was $1,018,788. The total compensation paid to CSAM by the Global Portfolio for the fiscal year ending December 31, 2004 (after waivers and reimbursements) was $1,158,601.

                  As noted above, CSAMSI serves as co-administrator to each of the Global Small Cap Portfolios. CSAMSI provides shareholder liaison services to the Global Small Cap Portfolios and performs other services, such as certain executive and administrative services, and furnishing certain corporate secretarial services. As compensation for its administrative services to the Global Small Cap Portfolios, CSAMSI receives compensation as a percentage of the average daily net assets of the relevant Global Small Cap Portfolio. The aggregate fee paid by Global Fund to CSAMSI for administrative services for fiscal year ending October 31, 2005 was $147,375. The aggregate fee paid by Global Portfolio to CSAMSI for administrative services for fiscal year ending December 31, 2004 was $107,036.

                  Global Fund has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act, under which CSAMSI provides distribution and other services related to the classes of the Global Fund. As compensation for such services, CSAMSI is paid a fee (a "12b-1 fee") which varies based on the class of shares involved. CSAMSI is paid the following annual rates of the average daily net assets of the respective classes of the Global Fund:

Class of    Common         Advisor           A            B             C
shares:     ------         -------           -            -             -

Fee:        .25%           .50%*            .25%         1.00%         1.00%


------------
* Maximum 12b-1 fee payable on Advisor Class shares is .75% of average daily net assets.

                  The Global Portfolio has not adopted a distribution plan pursuant to Rule 12b-1.

                  The aggregate fee paid by Global Fund to CSAMSI for distribution services for the fiscal year ending October 31, 2005 was $379,764.

                  For administration, sub-accounting, transfer agency and/or other services, CSAM or its affiliates may pay certain authorized broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries a fee (the "Service Fee"). The Global Fund and the Global Portfolio may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing such services. The Global Fund and Global Portfolio reimbursed Service Fees to CSAM of $[ ] and $[ ], respectively, for the fiscal years ended October 31, 2005 and December 31, 2004.

                  Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Global Small Cap Portfolios to provide certain financial printing and fulfillment services. For the fiscal year ending October 31, 2005 for the Global Fund and December 31, 2004 for the Global Portfolio, Merrill was paid $10,996 and $13,636, respectively for its services.

                  For the fiscal years ended October 31, 2005 for the Global Fund and December 31, 2004 for the Global Portfolio, the aggregate amount of commissions paid to brokers affiliated with CSAM Japan were $[ ] and $[ ], respectively. For the fiscal years ended October 31, 2005 for the Global Fund and December 31, 2004 for the Global Portfolio, the percentage of the aggregate brokerage commissions paid to such affiliated brokers were [ ]% and [ ]%, respectively.

                  REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENT IS APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE GLOBAL SMALL CAP PORTFOLIOS PURSUANT TO THE ADVISORY AGREEMENTS AND THE CURRENT SERVICE PROVIDERS WILL CONTINUE TO PROVIDE ADMINISTRATIVE AND DISTRIBUTION SERVICES TO THE GLOBAL SMALL CAP PORTFOLIOS.

DESCRIPTION OF CURRENT SUB-ADVISORY AGREEMENTS

                  Each Global Small Cap Portfolios has entered into a sub-advisory agreement with two CSAM affiliates -- Credit Suisse Asset Management Limited ("CSAM U.K") and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"). Each sub-advisory agreement with CSAM U.K. is dated May 1, 2002 and was approved by shareholders at a special meeting held for such purpose on May 1, 2002. Those with CSAM Australia are dated October 9, 2002 and were approved by shareholders at a special meeting held for such purpose on October 9, 2002.

                  CSAM U.K.

                  The aggregate compensation payable by CSAM to CSAM U.K. under the respective sub-advisory agreements is an annual fee of $250,000 (the "U.K. Total Fee") for services rendered with respect to the Global Small Cap Portfolios and all other Credit Suisse Funds for which CSAM U.K. has been appointed as subadviser and which CSAM and CSAM U.K. agree will be governed by this fee schedule. The portion of the U.K. Total Fee allocated with respect to a Global Small Cap Portfolio is equal to the product of (a) the U.K. Total Fee and
(b) a fraction: (i) the numerator of which is the average monthly assets of that Global Small Cap Portfolio during such calendar quarter or portion thereof and
(ii) the denominator of which is the aggregate average monthly assets of that Global Small Cap Portfolio and certain other Credit Suisse Funds for which CSAM U.K. has been appointed as such during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2005 for the Global Fund and December 31, 2004 for the Global Portfolio, the portion allocated to each Global Small Cap Portfolio was $27,602 and $22,655, respectively.

                  CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 19 years and, as of September 30, 2005, managed approximately $74.115 billion in assets.

                  CSAM Australia

                  The aggregate compensation payable by CSAM to CSAM Australia under the respective sub-advisory agreements is an annual fee of $480,000 (the "Australia Total Fee") for services rendered with respect to the Global Small Cap Portfolios and all other Credit Suisse Funds for which CSAM Australia has been appointed as subadviser and which CSAM and CSAM Australia agree will be governed by this fee schedule. The portion of the Australia Total Fee allocated with respect to a Global Small Cap Portfolio is equal to the product of (a) the Australia Total Fee and (b) a fraction: (i) the numerator of which is the average monthly assets of that Global Small Cap Portfolio during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of that Global Small Cap Portfolio and certain other Credit Suisse Funds for which CSAM Australia has been appointed as such during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2005 for the Global Fund and December 31, 2004 for the Global Portfolio, the portion allocated to each Global Small Cap Portfolio was $78,602 and $51,966, respectively.

                  CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 15 years and, as of September 30, 2005 managed approximately $14.623 billion in assets.

DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENT WITH CSAM JAPAN

                  Subject to the supervision of CSAM, each Sub-Advisory Agreement requires CSAM Japan, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to a Global Small Cap Portfolio in accordance with the Articles of Incorporation or Declaration of Trust applicable to the Global Small Cap Portfolio, as may be amended from time to time, the Global Small Cap Portfolio's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

                  In connection with each Sub-Advisory Agreement, CSAM Japan will, subject to the supervision and direction of CSAM:

               (1) manage that portion of the relevant Global Small Cap Portfolio's assets designated by CSAM from time to time (the "Assets") or furnish recommendations to manage the Assets in accordance with the Global Small Cap Portfolio's investment objective and policies;

               (2) make investment decisions or recommendations with respect to the Assets;

               (3) if requested by CSAM place purchase and sale orders for securities on behalf of the Global Small Cap Portfolio with respect to the Assets;

               (4) exercise voting rights with respect to the Assets if requested by CSAM; and

               (5) furnish CSAM and the Fund's Board with such periodic and special reports as the Global Small Cap Portfolio or CSAM may reasonably request.

                  In connection with the performance of services under a Sub-Advisory Agreement, CSAM Japan may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); provided that CSAM Japan remains liable for the performance of the third party's duties.

                  The services of CSAM Japan under the proposed Sub-Advisory Agreement are not exclusive. CSAM Japan has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect its ability to perform its services under the Sub-Advisory Agreement.

                  Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or CSAM Japan upon 60 days' written notice to the other parties; or with respect to a Global Small Cap Portfolio, upon the vote of a majority of the Board or a majority of the outstanding voting securities of that Global Small Cap Portfolio, upon 60 days' written notice to CSAM and CSAM Japan.

                  In consideration of the services rendered pursuant to the Sub-Advisory Agreements, CSAM will pay each Sub-Adviser a fee equal to 10% of the advisory fee (after waivers and reimbursements) paid by each Global Small Cap Portfolio to CSAM, one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which the Sub-Advisory Agreement is in effect shall be pro-rated for the portion of the calendar quarter that Sub-Advisory Agreement is in effect. The fee may be amended from time to time upon the mutual agreement of the parties upon notice to shareholders.

                  CSAM WILL PAY CSAM JAPAN THE SUB-ADVISORY FEE, WHICH WILL BE EQUAL TO 10% OF CSAM'S NET ADVISORY FEE (AFTER WAIVERS AND REIMBURSEMENTS). CSAM JAPAN DOES NOT HAVE A RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM A GLOBAL SMALL CAP PORTFOLIO FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT CSAM JAPAN

                  CSAM Japan was organized as a corporation under the Laws of Japan in 1993. CSAM Japan is licensed as an investment adviser under the Japanese Investment Advisors Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Izumi Garden Tower Level 27, 1-6-1 Roppongi, Minato-ku, Tokyo 106-6024 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the funds management business for over 19 years and as of September 30, 2005 managed over $2.176 billion in assets.

                  CSAM Japan is a wholly owned subsidiary of Credit Suisse. Credit Suisse is a wholly owned subsidiary of Credit Suisse Group, the indirect ultimate parent company of the Global Small Cap Portfolios' investment adviser, CSAM. Credit Suisse is located at Uetlibergstrasse 231, Uetlihof 1 CH-8045 Zurich, Switzerland. Credit Suisse Group is located at Paradeplatz 8, 8001 Zurich, Switzerland.

                  CSAM Japan is governed by a Board of Directors, with the day to day affairs of the company managed by officers elected by the Board of Directors. The names, addresses and principal occupations of the directors and officers of CSAM Japan are set forth below.


---------------------------------------- -------------------------------------- --------------------------------------
            NAME & ADDRESS                 CURRENT POSITION WITH CSAM JAPAN      OTHER CURRENT PRINCIPAL OCCUPATIONS
                                                                                AND POSITIONS WITH THE FUNDS (IF ANY)
---------------------------------------- -------------------------------------- --------------------------------------

Shogo Yamaguchi                          Representative Director and President  None
c/o 1-6-1 Roppongi, Minato-ku, Tokyo,
106-6024, Japan
---------------------------------------- -------------------------------------- --------------------------------------
Hiroshi Kimura                           Director                               None
c/o 1-6-1 Roppongi, Minato-ku, Tokyo,
106-6024, Japan
---------------------------------------- -------------------------------------- --------------------------------------
Yoichi Nagasaka                          Director*                              None
c/o 1-6-1 Roppongi, Minato-ku, Tokyo,
106-6024, Japan
---------------------------------------- -------------------------------------- --------------------------------------
Yoji Masui                               Director*                              None
c/o 1-6-1 Roppongi, Minato-ku, Tokyo,
106-6024, Japan
---------------------------------------- -------------------------------------- --------------------------------------
Ryuzo Yamashita                          Statutory Auditor                      None
c/o 1-6-1 Roppongi, Minato-ku, Tokyo,
106-6024, Japan
---------------------------------------- -------------------------------------- --------------------------------------
Takao Watanabe                           Statutory Auditor                      None
c/o 1-6-1 Roppongi, Minato-ku, Tokyo,
106-6024, Japan
---------------------------------------- -------------------------------------- --------------------------------------
Osamu Hirakawa                           Statutory Auditor                      None
c/o 1-6-1 Roppongi, Minato-ku, Tokyo,
106-6024, Japan
---------------------------------------- -------------------------------------- --------------------------------------
*  Is also an employee of CSAM Japan.


                THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT
            BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                                 THE PROPOSAL.

                             ADDITIONAL INFORMATION

GENERAL

                  The costs of the Special Meeting (estimated at [$_______] including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM and/or its affiliates (and not by any Global Small Cap Portfolio). The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of a Fund and regular employees of CSAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

                  CSAM has retained the services of [NAME] (the "Agent") for each Global Small Cap Portfolio to assist in the solicitation of proxies and the processing of votes received. The Agent will receive fees of approximately $[ ]. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Global Small Cap Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

                  In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received this Joint Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on the proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

                  If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at [NUMBER]. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

DELIVERY OF PROXY

                  Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Global Small Cap Portfolio shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Global Small Cap Portfolios at [NUMBER]. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Global Small Cap Portfolios in writing at:

                  Credit Suisse Funds
                  P.O. Box 55030
                  Boston, Massachusetts, 02205-5030

                  or call the Funds at [NUMBER].

SHAREHOLDER PROPOSALS

                  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any written proposal must be delivered to or mailed and received at the principal executive offices of the relevant Fund not later than sixty (60) days prior to the date of the meeting. However, if less than seventy (70) days notice of the date of the meeting is given or made to the shareholders, any written proposal by a shareholder must be received not later than the close of business on the tenth day following the day on which the date of the special meeting was given. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

                  Management knows of no business to be presented to the Special Meeting other than the matters set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of a Global Small Cap Portfolio.

                              By Order of the Board of Directors/Trustees,


                              /s Steven Plump
                              Steven Plump
                              Chief Executive Officer of each Fund
                              New York, New York
                              _____, 2005



                                                                    APPENDIX A

    OWNERS OF MORE THAN 5% OF THE OUTSTANDING SHARES OF THE GLOBAL PORTFOLIO+

------------------------------------ --------------------------------- -----------------------------------
               NAME AND ADDRESS      NUMBER OF SHARES OWNED OF RECORD    PERCENT OF SHARES OUTSTANDING
------------------------------------ --------------------------------- -----------------------------------
                                  *
------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------


 OWNERS OF MORE THAN 5% OF THE OUTSTANDING SHARES OF THE GLOBAL FUND (BY CLASS)+

------------------------------------ --------------------------------- -----------------------------------
               NAME AND ADDRESS      NUMBER OF SHARES OWNED OF RECORD    PERCENT OF SHARES OUTSTANDING
                                                                                    (CLASS)
------------------------------------ --------------------------------- -----------------------------------
                                  *
------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

------------------------------------ --------------------------------- -----------------------------------

+    As of [________], 2005.

* The Global Small Cap Portfolios believe these entities are not the beneficial owners of shares held of record by them.


                                                                     APPENDIX B

                SECURITY OWNERSHIP OF MANAGEMENT IN GLOBAL FUND+

------------------------------ --------------------------- --------------------------- ----------------------------
 NAME OF DIRECTOR/EXECUTIVE              TITLE                 NUMBER OF SHARES*           PERCENT OF SHARES
           OFFICER                                            BENEFICIALLY OWNED           OUTSTANDING (CLASS)
                                                                   (CLASS)(1)
------------------------------ --------------------------- --------------------------- ----------------------------
                                                                                       **
------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------

------------------------------ --------------------------- --------------------------- ----------------------------


+    As of [________], 2005.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by each director/trustee and executive officer. Each individual listed above has sole voting and investment power with respect to shares deemed to be beneficially owned by him/her, except in certain circumstances where the individual may share voting and investment power with spouse and/or other immediate family members.

*    Rounded to the nearest full share.

**   Less than 1% ownership.

                                                                     APPENDIX C

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

                             _______________ _, 2005

Credit Suisse Asset Management Limited
Izumi Garden Tower Level 27
1-6-1, Roppongi
Minato-ku, Tokyo 106-6024
Japan

Dear Sir/Madam:

                  [Credit Suisse Global Small Cap Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of Maryland][The Global Small Cap Portfolio (the "Portfolio") of Credit Suisse Trust (the "Fund"), a business trust organized under the laws of the Commonwealth of Massachusetts], and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirm their agreement with Credit Suisse Asset Management Limited (the "Sub-Adviser"), a corporation organized under the laws of Japan, as follows:

1.       Investment Description; Appointment

                  The Fund desires to employ the capital of the [Fund][Portfolio] by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's [Articles of Incorporation][Agreement and Declaration of Trust] as may be amended from time to time [(the "Articles of Incorporation")][the "Agreement and Declaration of Trust"], and in the Fund's Prospectus(es) and Statement(s) of Additional Information [relating to the Portfolio], as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of [Directors][Trustees] of the Fund. Copies of the Prospectus, SAI and [Articles of Incorporation][Agreement and Declaration of Trust] have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs CSAM as its investment adviser [to the Portfolio]. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2.       Services as Sub-Investment Adviser

                  (a) Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the [Fund's][Portfolio's] assets designated by CSAM from time to time (the "Assets") in accordance with (a) the [Articles of Incorporation][Agreement and Declaration of Trust], (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the SEC and all other applicable laws and regulations, and (c) the [Fund's][Portfolio's] investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

      (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the [Fund's] [Portfolio's] investment objective and policies;

     (ii) make investment decisions or recommendations with respect to the Assets;

    (iii) if requested by CSAM will place purchase and sale orders for securities on behalf of the [Fund][Portfolio] with respect to the Assets;

     (iv) exercise voting rights with respect to the Assets if requested by CSAM; and

      (v) furnish CSAM and the Fund's Board of [Directors][Trustees] with such periodic and special reports as the Fund or CSAM may reasonably request.

                  In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

                  (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3.       Execution of Transactions

                  (a) In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

                  (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

                  (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the [Fund][Portfolio] as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Fund recognizes that the effect of the aggregation may operate on some occasions to the [Fund's][Portfolio's] advantage or disadvantage. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

                  (d) In connection with the purchase and sale of securities for the [Fund][Portfolio], the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4.       Disclosure Regarding the Sub-Adviser

                  (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

                  (b) The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

                  (c) Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

                  (d) The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5.       Representations and Warranties

         5.1  The Sub-Adviser represents and warrants that:

         (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

         (b) it has read and understands the Prospectus and SAI and warrants that in investing the [Fund's][Portfolio's] assets it will use all reasonable efforts to adhere to the [Fund's][Portfolio's] investment objectives, policies and restrictions contained therein.

         (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

5.2      The Fund represents and warrants that:

         (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

         (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

         (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

         5.3 CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

6.       Compliance

         (a) The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the [Fund's][Portfolio's] assets, the [Fund's][Portfolio's] investment portfolio has ceased to adhere to the [Fund's][Portfolio's] investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

         (b) CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

         (c) The Fund and CSAM shall be given access to the records with respect to the [Fund][Portfolio] of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the [Fund][Portfolio]. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

7.       Books and Records

         (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund [or the Portfolio] are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

         (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the [Fund][Portfolio] are being conducted in a manner consistent with applicable laws and regulations.

8.       Provision of Information; Proprietary and Confidential Information

         (a) CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund [or the Portfolio] that the Sub-Adviser may reasonably request.

         (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund [or the Portfolio], CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities; provided, however, that such prior notification and/or approval shall not be required with respect to information relating to the [Fund] [Portfolio] that the Sub-Adviser is required to furnish to regulatory authorities and governmental agencies having due authority over the Sub-Adviser.

         (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund [or the Portfolio], CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

9.       Standard of Care

                  The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund [or the Portfolio] by reason of such reliance of the Sub-Adviser.

10.      Compensation

                  In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11.      Expenses

         (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

         (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administrative fees; taxes, interest, brokerage fees and commissions, if any; fees of [Directors][Trustees] of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of [Directors][Trustees] of the Fund; and any extraordinary expenses.

12.      Term of Agreement

                  This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of [Directors][Trustees] of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the [Fund's][Portfolio's] outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of [Directors][Trustees] who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of [Directors][Trustees] of the Fund or by vote of holders of a majority of the [Fund's][Portfolio's] shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund [or the Portfolio] kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13.      Amendments

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the [Fund][Portfolio] and (b) the Board of [Directors][Trustees] of the Fund, including a majority of [Directors][Trustees] who are not "interested persons" (as defined in the 1940
Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.      Notices

         14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management Limited, Izumi Garden Tower Level 27 1-6-1 Roppongi, Minato-ku, Tokyo 106-6024 Japan (Attention: Legal Compliance), telephone: 81-3-5425-5544, telecopy: 81-3-5425-5525, (b) if to
CSAM, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3140 (Attention: General Counsel), telephone: (212) 878-0600, telecopy: (646) 878-9351, and (c) if to the Fund, c/o Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017-3140, telephone: (212) 878-0600, telecopy: (212) 878-9351 (Attention: President).

         14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

         14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15.      Choice of Law

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

16.      Miscellaneous

         (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (c) Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

         (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

17.      Japanese Regulatory Matters

                  The Sub-Adviser is regulated by the Financial Services Agency ("FSA") in carrying out its investment business and is also subject to applicable local laws and regulation.

[GLOBAL PORTFOLIO ONLY:]

[18.     Limitation of Liability

                  It is expressly agreed that this Agreement was executed by or on behalf of the Fund and not by the Trustees of the Fund or its officers individually, and the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund individually, but bind only the assets and property of the Fund, as provided in the Agreement and Declaration of Trust of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees and the shareholders of the Portfolio and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Agreement and Declaration of Trust.]

                               ******************

                            [signature page follows]

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                  Very truly yours,

                                  CREDIT SUISSE ASSET MANAGEMENT, LLC

                                  By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                  CREDIT SUISSE [            ]

                                  By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                  CREDIT SUISSE ASSET
                                  MANAGEMENT LIMITED

                                  By:
                                       -----------------------------------
                                       Name:
                                       Title:
                                       Date:

                                   SCHEDULE A

         CSAM will pay the Sub-Adviser a fee equal to 10% of the advisory fee (after waivers and reimbursements) paid by the [Fund][Portfolio] to CSAM, one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect.


                                                                    APPENDIX D

  FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED BY CSAM JAPAN

--------------------------- ------------------- ------------------- --------------------------------- ----------------------------
     NAME OF FUND               FISCAL YEAR          NET ASSETS       MANAGEMENT RATE                      OBJECTIVES
--------------------------- ------------------- ------------------- --------------------------------- ----------------------------
Credit Suisse Japan         October 31          $62,648,400         CSAM pays CSAM Japan an annual    Long-term growth of capital
Equity Fund, Inc.                                                   fee that CSAM is paid by the
                                                                    Fund as Investment Adviser,
                                                                    after any fee waivers and/or
                                                                    expense reimbursements by
                                                                    CSAM, voluntary or contractual,
                                                                    but before payments to any other
                                                                    sub-adviser of the Fund.
--------------------------- ------------------- ------------------- --------------------------------- ----------------------------


                                   PROXY CARD

                               CREDIT SUISSE TRUST
                           GLOBAL SMALL CAP PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint [Kevin Gao and Steven Plump], and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Global Small Cap Portfolio (the "Fund"), a series of the Credit Suisse Trust (the "Trust") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Friday, February 3, 2006, at 3:00 p.m., Eastern Time, at the offices of the Trust, 466 Lexington Avenue, New York, New York 10017-3140, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated December __, 2005. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting in person at the Meeting.

          PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

   HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

-----------------------------------------  ------------------------------------

-----------------------------------------  ------------------------------------

-----------------------------------------  ------------------------------------



                                 [REVERSE SIDE]

[x] PLEASE MARK VOTES
AS IN THIS EXAMPLE

CREDIT SUISSE TRUST                                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                       ---

          VOTE THIS CARD TODAY!
          BY MAIL, BY PHONE AT
            [(800) 714-3312,]
                BY FAX AT
            [(212) 269-2796]
              OR ON-LINE AT
      [www.CreditSuisseFunds.com]

 This proxy, if properly executed, will be voted                                                  For    Against  Abstain
                       in                          To approve the Sub Investment Advisory         [ ]      [ ]       [ ]
     the manner directed by the undersigned        Agreement among the Fund, Credit Suisse
                  shareholder.                     Asset Management, LLC and Credit Suisse
                                                   Asset Management (Japan) Limited.
    IF NO DIRECTION IS MADE, THIS PROXY WILL
    BE VOTED "FOR" APPROVAL OF THE PROPOSAL.
                                                   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Please be sure to sign and date                    Mark box at right if an address change or comment
this Proxy.                         Date           has been noted on the reverse side.                               [ ]


Shareholder sign here:                       Co-owner sign here:

--------------------------                   -----------------------------

DETACH CARD                                                           RECORD DATE SHARES:


                                   PROXY CARD

                    CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint [Kevin Gao and Steven Plump], and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of the Credit Suisse Global Small Cap Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Thursday, February 3, 2006, at 3:00 p.m., Eastern Time, at the offices of the Trust, 466 Lexington Avenue, New York, New York 10017-3140, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated December __, 2005. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting in person at the Meeting.

          PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.


   HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

-----------------------------------------  ------------------------------------

-----------------------------------------  ------------------------------------

-----------------------------------------  ------------------------------------



                                 [REVERSE SIDE]

[x] PLEASE MARK VOTES
AS IN THIS EXAMPLE

CREDIT SUISSE TRUST                                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                                                                       ---

          VOTE THIS CARD TODAY!
          BY MAIL, BY PHONE AT
            [(800) 714-3312,]
                BY FAX AT
            [(212) 269-2796]
              OR ON-LINE AT
       [www.CreditSuisseFunds.com]

 This proxy, if properly executed, will be voted                                                  For    Against  Abstain
                       in                          To approve the Sub Investment Advisory         [ ]      [ ]       [ ]
     the manner directed by the undersigned        Agreement among the Fund, Credit Suisse
                  shareholder.                     Asset Management, LLC and Credit Suisse
                                                   Asset Management (Japan) Limited.
    IF NO DIRECTION IS MADE, THIS PROXY WILL
    BE VOTED "FOR" APPROVAL OF THE PROPOSAL.
                                                   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Please be sure to sign and date                    Mark box at right if an address change or comment
this Proxy.                         Date           has been noted on the reverse side.                               [ ]


Shareholder sign here:                       Co-owner sign here:

--------------------------                   -----------------------------

DETACH CARD                                                           RECORD DATE SHARES:

